UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 11, 2025

CARA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36279	75-3175693
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Atlantic Street Suite 500 Stamford, CT		06901
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 406-3700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CARA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on December 17, 2024, Cara Therapeutics, Inc., a Delaware corporation (“Cara”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Tvardi Therapeutics, Inc., a Delaware corporation (“Tvardi”), a clinical-stage biopharmaceutical company focused on the development of novel, oral, small molecule therapies targeting STAT3 to treat fibrosis-driven diseases with significant unmet need, and CT Convergence Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Cara (“Merger Sub”), pursuant to which Merger Sub will be merged with and into Tvardi, with Tvardi surviving as a wholly-owned subsidiary of Cara (the “Merger”).

Attached hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01 is an investor presentation that will be shared with potential investors into Tvardi and the post-combination company with respect to the Merger.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth in such filing.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of these forward-looking statements include statements regarding the anticipated completion and effects of the proposed Merger; the ability of the parties to consummate the Merger on the expected timeline or at all; the progress, scope or duration of the development of product candidates or programs, including the expected timing for Tvardi’s regulatory submissions; statements concerning current or proposed programs or product candidates of Tvardi; strategies, prospects, plans, expectations or objectives of Tvardi’s management for its future operations; and other statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are subject to a number of risks, including those factors discussed in the section titled “Risk Factors” in the Registration Statement on Form S-4, as amended (File No. 333-283900) initially filed by Cara with the Securities and Exchange Commission (the “SEC”) on December 18, 2024 and declared effective by the SEC on February 14, 2025, the uncertainty regarding the completion of the Merger, including the need for the satisfaction (or waiver) of closing conditions; and the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement. Additional risks and uncertainties are identified and discussed in the “Risk Factors” section of Cara’s Annual Report on Form 10-K and other documents filed from time to time with the SEC. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. Cara undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the Merger or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARA THERAPEUTICS, INC.

By:	/s/ Ryan Maynard
Ryan Maynard
Chief Financial Officer

Dated: April 11, 2025